FIFTH THIRD FUNDS

                       SUPPLEMENT DATED SEPTEMBER 27, 2002

  TO THE STOCK AND BOND MUTUAL FUNDS AND ASSET ALLOCATION FUNDS INSTITUTIONAL SHARES PROSPECTUS, THE STOCK AND BOND AND MONEY MARKET MUTUAL FUNDS ADVISOR SHARES PROSPECTUS, AND THE STOCK AND BOND AND MONEY MARKET MUTUAL FUNDS AND
           ASSET ALLOCATION FUNDS CLASS A, B, AND C SHARES PROSPECTUS,
                           EACH DATED AUGUST 1, 2002.


     This Supplement provides updated information regarding current portfolio managers. Please keep this Supplement and read it together with the applicable Prospectuses.

CURRENT PORTFOLIO MANAGERS.

     Information regarding current portfolio managers appears below:


SMALL CAP GROWTH FUND:  The co-portfolio managers are John F. Clancy* and
                        Daniel Skubiz.


MID CAP GROWTH FUND:  The portfolio manager is Steven E. Folker.


QUALITY GROWTH FUND:  The co-portfolio managers are Steven E. Folker and
                      Sunil M. Reddy.


LARGE CAP CORE FUND:  The co-portfolio managers are Allan J. Meyers and
                      James E. Russell.


BALANCED FUND:  The co-portfolio managers (equity portion) are James E. Russell and Daniel Popowics.**


STRATEGIC INCOME FUND:  The co-portfolio managers are Richard A. Barone,
                        John B. Schmitz, and David L. Withrow.


LIFEMODEL FUNDS:   The portfolio manager is John E. Augustine.


* John F. Clancy has been the portfolio manager of the Fifth Third Small Cap Growth Fund since September 2002. Currently, he is a Vice President of Fifth Third Bank. Prior to becoming portfolio manager of the Fund, Mr. Clancy spent almost five years as a Senior Portfolio Manager for Fifth Third's Investment Advisors Division, where he managed over $400 million in personal and institutional assets. Prior to joining Fifth Third in 1998, he worked for two years as the Trust Investment Officer at North Side Bank & Trust Company and spent two years as a financial advisor at Prudential Securities, Inc. He earned his BS in International Affairs from the United States Air Force Academy and an MBA from the University of West Florida.

** Daniel C. Popowics has been the co-portfolio manager of the Fifth Third Balanced Fund (equity portion) since September 2002. He joined Fifth Third Bank in 1999 and is currently an Assistant Vice President and Equity Analyst with Fifth Third Asset Management. Prior to joining Fifth Third, he was a manager with Fidelity investments and then spent four years as a financial analyst with CIGNA Insurance. Mr. Popowics earned the Chartered Financial Analyst designation in 2002. In addition to his Fund duties, Mr. Popowics covers the Consumer Staples and Health Care industries and manages personal trust and charitable accounts. Mr. Popowics is a graduate of Duke University and earned an M.B.A. in Finance from Rensselaer Polytechnic Institute.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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